EXHIBIT - 99.1
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                                  CERTIFICATION


     I, James C. Mavel, the Chairman, Chief Executive Officer and President of Scan-Optics, Inc. (the "Company") certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (i) the Annual Report on Form 10-K of the Company for the period ended December 31, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (ii)  the  information   contained  in  such  Quarterly  Report  fairly
         presents, in all material respects, the financial condition and results of operations of the Company.


                                               By:   / ss/
  Date       March 26, 2003                   ---------------------------
  --------------------------                     James C. Mavel
                                               Chairman, Chief Executive
                                                 Officer and President